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                    PROSPECTUS SUPPLEMENT -- JAN. 3, 2007

AMERIPRISE CERTIFICATES (APRIL 26, 2006) S-6000 Z

The section entitled Investment Amounts and Terms on page 14p has been revised to read as follows:

INVESTMENT AMOUNTS AND TERMS
You may purchase the Ameriprise Flexible Savings Certificate in any amount from $1,000 payable in U.S. currency. The 7-month term may require a minimum investment of $10,000 and the 13-month term may require a minimum investment of $1 million. Unless you receive prior approval from ACC, your total amount paid in over the life of the certificate, less withdrawals, cannot exceed $1 million. If we offer a promotion, we may require a higher initial amount.

After determining the amount you wish to invest, you select a term of six, 12, 18, 24, 30 or 36 months for which ACC will guarantee an interest rate. ACC guarantees your principal and interest. Generally, you will be able to select any of the terms offered. But if your certificate is nearing its 20-year maturity, you will not be allowed to select a term that would carry the certificate past its maturity date.

The certificate may be used as an investment for your Individual Retirement Account (IRA), 401(k) plan account or other qualified retirement plan account. If so used, the amount of your contribution (investment) will be subject to any limitations of the plan and applicable federal law. You cannot purchase this certificate in a Coverdell Education Savings Account.


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S-6000-3 A (1/07)